Stable Value Fund - Guaranteed Investment Contract (GIC)	12 Months Ended
Dec. 31, 2025
EBP 050
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Stable Value Fund - Guaranteed Investment Contract (GIC)	STABLE VALUE FUND — GUARANTEED INVESTMENT CONTRACT (GIC)
The Plan contains a stable value investment option (Fund or GIC) that meets the criteria of a fully benefit-responsive investment contract and is therefore reported at contract value. Contract value represents contributions made to the Fund, plus earnings, less participant withdrawals. The Fund is comprised of a portfolio of bonds and other fixed income securities and an investment contract issued by an insurance company or other financial institution, designed to provide a contract value “wrapper” around the fixed income portfolio to guarantee a specific interest rate which is reset quarterly and that cannot be less than zero. The wrapper contract provides that realized and unrealized gains and losses on the underlying fixed income portfolio are not reflected immediately in the net assets of the Fund; rather, they are amortized over the duration of the underlying assets through adjustments to the future interest crediting rate. Primary variables impacting future crediting rates of the Fund include the current yield, duration, and existing difference between market and contract value of the underlying assets within the wrapper contract.
Limitations on the Ability of the Guaranteed Investment Contract to Transact at Contract Value
Certain events may limit the ability of the Fund to transact at contract value or may allow for the termination of the wrapper contract at less than contract value. The following employer-initiated events may limit the ability of the Fund to transact at contract value:
•A failure of the Plan to qualify for exemption from federal income taxes or any required prohibited transaction exemption under ERISA
•Any communication given to participants designed to influence a participant not to invest in the Fund or to transfer assets out of the Fund
•Any transfer of assets from the Fund directly into a competing investment option
•The establishment of a defined contribution plan that competes for employee contributions
•Complete or partial termination of a Company sponsored plan or merger of plans
The wrapper contract contains provisions that limit the ability of the Fund to transact at contract value upon the occurrence of certain events. These events include: any substantive modification of the Fund or the administration of the Fund that is not consented to by the wrapper issuer; any change in law, regulation, or administrative ruling applicable to a plan that could have a material adverse effect on the Fund’s cash flow; and employer-initiated transactions as described above.
In the event that the wrapper contract fails to perform as intended, the Fund’s net asset value may decline if the market value of its assets declines. The Fund’s ability to receive amounts due pursuant to the wrapper contract is dependent on the third-party issuer’s ability to meet its financial obligations. The wrapper issuer’s ability to meet its contractual obligations under the wrapper contract may be affected by future economic and regulatory developments.
The Fund is unlikely to maintain a stable net asset value if, for any reason, it cannot obtain or maintain wrapper contracts covering all of its underlying assets. This could result from the Fund’s inability to promptly find a replacement wrapper contract following termination of a wrapper contract. Wrapper contracts are not transferable and have no trading market. There are a limited number of wrapper issuers. The Fund may lose the benefit of wrapper contracts on any portion of its assets in default in excess of a certain percentage of portfolio assets.
Company management believes that the occurrence of events that may limit the ability of the Fund to transact at contract value is not probable.